                                                                    EXHIBIT 10.9

          LOUISIANA EMPLOYERS SAFETY ASSOCIATION SELF INSURERS FUND
                           ADMINISTRATOR'S CONTRACT

         WHEREAS, the Louisiana Employers Safety Association is desirous of forming a self insurers fund for workers' compensation and,

         WHEREAS, the Association recognizes the need to engage a qualified, experienced administrator for the purpose of assisting in the formation of the fund and managing the fund thereafter, and,

         WHEREAS, Summit Consulting, Inc. has agreed to serve as administrator.

         NOW, THEREFORE, for and in consideration of the mutual covenants, premises and obligations herein contained, which are given to and accepted by the parties hereto, the parties of this instrument stipulate and agree as follows:

         (1) That the Louisiana Employers Safety Association appoints Summit Consulting, Inc. as administrator of the Louisiana Employers Safety Association Self Insurers Fund and as attorney-in-fact for the fund and its members.

         (2) That the administrator shall put forth all good and necessary efforts to establish the Fund and thereafter manage the Fund for a minimum period of five years; and thereafter on a continuing basis as mutually agreed upon, in accordance with the policies adopted by the trustees of the Fund. The administrator shall advise the trustees on policy matters; insure that the provisions of the trustees' contracts for services are met; establish and maintain a resident address for the Fund; set up policies and maintain a set of books for the Fund; collect all sums due the Fund; pay all items of expense in accordance with the policies of the trustees of the Fund; invest fund surpluses; and properly account for all funds so handled at such reasonable times and places as the trustees shall designate but not less than once annually.

         (3) In exchange for these services, the Fund shall pay to the administrator an amount equal to 30 percent of the earned normal premium, payable on a monthly basis, plus any amounts allocated to the discount retention fund, plus any applicable charges for loss and expense constants which may be applied to members' premiums in accordance with fund policy and the manual for workers' compensation published by the National Council on Compensation Insurance. In consideration of the administrator's fees, the administrator shall provide to the Louisiana Employers Safety Association Self Insurers Fund: (1) An annual audit of the Fund by a certified public accountant. (2) The surety bond of the Fund to be posted with the Louisiana Insurance Commissioner. (3) Fidelity bond of the administrator indemnifying the trustees. (4) An annual individual member's payroll audit as necessary to insure the proper operation of the Fund. (5) Specific and aggregate reinsurance policies. (6) Service contracts for claims handling and safety engineering. (7) Bookkeeping services, loss fund reports to members, office space and office supplies. (8) And will pay all other expenses except those authorized for disbursement from the claims fund to handle claims as provided by the reinsurance carrier or other expenses as may be authorized by the trustees for payment from the Fund.

         (4) This contract becomes effective upon the execution of the contract by the parties and remains in force from the date the Fund commences operation.

         IN WITNESS WHEREOF, the parties have caused these presents to be executed this 23rd day of March, A.D., 1982.

WITNESS:                                  ACCEPTED:

/s/                                       By:      /s/ Thomas S. Petcoff
----------------------------                       ----------------------------
                                                   Thomas S. Petcoff, President
                                                   LOUISIANA EMPLOYERS SAFETY
                                                   ASSOCIATION

WITNESS:                                  ACCEPTED:

/s/                                       By:      /s/ C.C. Dockery
----------------------------                       ----------------------------
                                                   C.C. Dockery, President
                                                   SUMMIT CONSULTING, INC.

              ADDENDUM TO LOUISIANA EMPLOYERS SAFETY ASSOCIATION
                  SELF INSURERS FUND ADMINISTRATORS CONTRACT

         This addendum entered into this 1st day of August, 1982, by and between the Louisiana Employers Safety Association, Inc. (Association) and Summit Consulting, Inc. (Administrator).

         WHEREAS, the Administrator's Contract was executed by the parties on March 23, 1982, and

         WHEREAS, the parties considered that Paragraph 2 of the Administrator's Contract, dated March 23, 1982, is vague with respect to the continuing nature of the Agreement, and

         WHEREAS, the parties are desirous of clarifying any ambiguity in the Administrator's Contract, dated March 23, 1982, with respect to its continuing nature.

         NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Administrator's Contract, dated March 23, 1982, those covenants and promises contained herein, the parties agree as follows:

         1. RENEWAL - The Administrator's Contract, dated March 23, 1982, will automatically renew for successive five year terms unless terminated by either party in accordance with provisions of this Addendum.

         2. TERMINATION - Either party may terminate the Administrator's Contract, dated March 23, 1982, by giving thirty days written notice of said intended termination to the other. Provided, however, that the Association may only terminate the Administrator for good cause shown as follows:

            1.       Failure to maintain a resident address for the Fund.

            2.       Failure to maintain a current set of books for the Fund.

            3. Failure to collect all amounts due the Fund, except those covered by provisions for bad debts.

            4. Failure to properly account for all funds handled by the Administrator.

            5. Failure to provide an annual audit of the Fund by a Certified Public Accountant.

            6. Failure to post a surety bond or cash assets for the Fund with the State of Louisiana in accordance with State rules.

            7.       Failure to provide a fidelity bond.

            8. Failure to provide an annual individual member's payroll audit, as necessary, to insure the proper operation of the Fund.

            9. Failure to provide timely estimated annual billings for the Fund.

            10. Failure to invoice members of the Fund on a timely basis for amounts due.

            11. Failure to make arrangements for specific and aggregate reinsurance, when required to do so, in amounts acceptable by the State of Louisiana.

            12. Failure to make tax and assessment payments to the Louisiana Department of Labor on behalf of the Fund on a timely basis.

            13. Failure to make periodic reports about the financial condition of the Fund to the State of Louisiana as may be required from time to time.

            14.      Fraud or theft.

            15.      Bankruptcy.

         It is the intention of the parties herein that the foregoing constitute all causes which could result in the Administrator's termination.

         4. CURE - Upon receipt of Notice of Termination as contemplated in Paragraph 2 above, the Administrator shall have not less than 90 days nor more than 180 days to correct any deficiency in performance. If Administrator should correct the deficiency that gave rise to the Association's cause for termination, as set forth in the Association's Notice, then and in that event, the Notice of Termination shall be null and void and of no further effect.

LOUISIANA EMPLOYERS SAFETY                SUMMIT CONSULTING, INC.
ASSOCIATION, INC.

By:      /s/ Thomas Petcoff               By:      /s/ C.C. Dockery
         -------------------------                 ---------------------------
         THOMAS PETCOFF                            C.C. DOCKERY
         President                                 President

Ratified by the Board of Trustees of the Louisiana Employers Safety Association Self Insurers Fund this ____ day of __________, 1982.

-------------------------



                                     -3-